United States

Securities & Exchange Commission

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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IF Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 12, 2012

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of IF Bancorp, Inc. The meeting will be held at the administrative office of Iroquois Federal Savings and Loan Association located at 204 East Cherry Street, Watseka, Illinois on Monday, November 19, 2012 at 3:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Officers of the Company, as well as a representative of BKD, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Alan D. Martin
President and Chief Executive Officer

201 East Cherry Street

Watseka, Illinois 60970

(815) 432-2476

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	3:00 p.m. on Monday, November 19, 2012

PLACE	The administrative office of Iroquois Federal Savings and Loan Association, 204 East Cherry Street, Watseka, Illinois 60970

ITEMS OF BUSINESS

(1)    To elect three directors to serve for a term of three years.

(2)    To approve the IF Bancorp, Inc. 2012 Equity Incentive Plan.

(3)    To ratify the selection of BKD, LLP as our independent registered public accounting firm for fiscal year 2013.

(4)    To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on October 1, 2012.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors Beth A. Warren Corporate Secretary October 12, 2012

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on November 19, 2012: The Proxy Statement, our 2012 Annual Report and all other Proxy Materials are Available at http://www.cfpproxy.com/7043.

IF Bancorp, Inc.

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of IF Bancorp, Inc. (the “Company” or “IF Bancorp”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Iroquois Federal Savings and Loan Association (the “Association” or “Iroquois Federal”). The annual meeting will be held at the Association’s administrative office located at 204 East Cherry Street, Watseka, Illinois 60970 on Monday, November 19, 2012 at 3:00 p.m. local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about October 12, 2012.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on October 1, 2012. If your shares are held through a broker, bank or similar holder of record, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or other holder of record. As the beneficial owner, you have the right to direct your broker or other holder of record how to vote by filling out a voting instruction form that accompanies these proxy materials. Your broker or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker or other holder of record that accompanies this proxy statement. If you have any questions about voting, please contact our proxy solicitor, AST Phoenix Advisors at (212) 493-3910.

As of the close of business on October 1, 2012, there were 4,803,251 shares of Company common stock outstanding. Each share of common stock has one vote. The Company’s Articles of Incorporation provide that record owners of Company common stock beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding common stock (a “10% beneficial owner”), shall not be entitled to vote, in the aggregate, shares beneficially owned by the 10% beneficial owner in excess of 10% of the Company’s outstanding common stock, unless a majority of unaffiliated directors (as defined in the articles of incorporation) grant such entitlement by resolution in advance of the acquisition of the excess shares.

Attending the Meeting

If you were a stockholder as of the close of business on October 1, 2012, you may attend the meeting. However, if your shares of Company common stock are held in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other holder of record who holds your shares.

Quorum and Vote Required for Proposals

Quorum. A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors to serve for a term of three years and until their successors are elected and qualified. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

As to the approval of the IF Bancorp, Inc. 2012 Equity Incentive Plan (the “Equity Incentive Plan”), a stockholder may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the special meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this matter.

In voting on the ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of BKD, LLP as our independent registered public accounting firm for fiscal 2013, the affirmative vote of a majority of the votes cast on the proposal is required.

Broker Non-Votes. If you do not provide your broker or other record holder with voting instructions on certain non-routine matters (e.g., the election of directors and the approval of the Equity Incentive Plan), your broker will not have discretion to vote your shares on such matters. A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to routine matters, but does not vote on non-routine matters because you did not provide voting instructions on these matters. In the case of a routine matters (e.g., the ratification of the independent auditors), your broker or other holder of record is permitted to vote your shares in the record holder’s discretion if you have not provided voting instructions.

How Votes Are Counted. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum.

In counting votes for the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accountants and the approval of the Equity Incentive Plan, abstentions and broker non-votes will have no effect on the outcome of the vote.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

•	for each of the nominees for director;

•	for approval of the IF Bancorp, Inc. 2012 Equity Incentive Plan; and

•	for ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned for less than 30 days, your Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Iroquois Federal Savings and Loan Association ESOP or 401(k) Plan

If you participate in the Iroquois Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form for the plan that reflects all shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of IF Bancorp common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your ESOP voting instructions is November 12, 2012.

Under the terms of the 401(k) Plan, a participant is entitled to vote the shares credited to his or her 401(k) Plan account. Shares for which no voting instructions are given or for which instructions were not timely received may be voted by the 401(k) Plan trustee in the same proportion as shares for which voting instructions were received.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. A copy of the Code of Ethics and Business Conduct can be found in the “Investor Relations—Governance Documents” section of the Company’s website, www.iroquoisfed.com.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures for receiving, retaining and addressing complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Meetings of the Board of Directors

The Company conducts business through meetings of its Board of Directors and through activities of its committees. During 2012, the Board of Directors held 12 meetings. No director, with the exception of director John Martin who is retiring on the date of the annual meeting, attended fewer than 75% of the total meetings of the Company’s Board of Directors and the board committees on which such director served.

Board Leadership Structure

At IF Bancorp, the positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings and presides over meetings of the full Board and the Executive Committee. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. As required by the rules of the Nasdaq Stock Market, Inc. (“Nasdaq”), the Audit, Nominating and Compensation Committees are comprised solely of directors who are independent as defined by Nasdaq rules.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of October 1, 2012. All members of each committee are independent as defined by Nasdaq rules. Each committee operates under a written charter available in the “Investor Relations—Governance Documents” section of the Company’s website, www.iroquoisfed.com.

Director	Audit Committee		Compensation Committee		Nominating Committee
Gary Martin	X		X	*	X
Joseph A. Cowan	X		X
Ardith Heuton			X
Wayne A. Lehmann			X		X
John D. Martin			X
Frank J. Simutis			X		X	*
Dennis C. Wittenborn	X	*	X
Rodney E. Yergler	X		X		X

Number of Meetings in 2012	6		11		1

*	Denotes Chairperson.

Audit Committee. The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and reporting practices, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has designated Dennis C. Wittenborn as an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Association and establishes the compensation for the Chief Executive Officer and other executives. Our Chief Executive Officer and Chief Financial Officer attend committee meetings at the invitation of the committee and make recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for their subordinates. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. Our Chief Executive Officer and Chief Financial Officer do not participate in committee discussions or the review of committee documents relating to the determination of their own compensation. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’

compensation including base salary, annual incentive, long-term incentives and perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Nominating Committee. The Company’s Nominating Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, and in determining the composition of the Board of Directors and its committees. The Nominating Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating Committee Procedures.”

Director Attendance at the Annual Meeting

The Board of Directors encourages each director to attend annual meetings of stockholders.

Stock Ownership

The following table provides information as of October 1, 2012, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Percentages are based on 4,803,251 shares of Company common stock issued and outstanding as of October 1, 2012.

Name and Address	Number of Shares Owned	Percent of Common Stock Owned

Wellington Management Company, LLP (1)	444,442	9.25%
280 Congress Street
Boston, Massachusetts 02210

Iroquois Federal Savings and Loan Association (2)	384,900	8.01%
Employee Stock Ownership Plan
201 East Cherry Street
Watseka, Illinois 60970

Sandler O’Neill Asset Management, LLC (3)	346,700	7.22%
SOAM Holdings, LLC
Terry Maltese
150 East 52nd Street, 30th Floor
New York, New York 10022

Stilwell Value Partners I, L.P. (4)	437,742	9.11%
Stilwell Value Partners II, L.P.
Stilwell Value Partners V, L.P.
Stilwell Value Partners VII, L.P.
Stilwell Partners, L.P.
Stilwell Associates, L.P.
Stilwell Value LLC
Joseph Stilwell
111 Broadway, 12th Floor
New York, New York 10006

Stilwell Associates Insurance Fund of the S.A.L.I.
Multi-Series Fund L.P.
Stilwell Advisors LLC
315 Clocktower Commons
Brewster, New York 10508

Iroquois Federal Foundation, Inc. (5)	314,755	6.55%
201 East Cherry Street
Watseka, Illinois 60970

Labrador Partners L.P. (6)	310,918	6.47%
Farley Associates II LLC
Newfoundland Partners L.P.
FA Newfoundland LLC
Farley Capital II L.P.
Stephen Farley LLC
Stephen L. Farley
800 Third Avenue, Suite 2305
New York, New York 10022

Footnotes on following page.

(1)	Wellington Management Company, LLP (“Wellington Management”) reported shared dispositive power and shared voting power with respect to 444,442 shares of the Company’s common stock on a Schedule 13G filed on February 14, 2012. Wellington reported that it filed the Schedule 13G in its capacity as financial advisor and that the shares were owned of record by its clients.
(2)	Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants’ accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants.
(3)	On a Schedule 13G filed on February 14, 2012, Sandler O’Neill Asset Management, LLC and Terry Maltese each reported shared voting and dispositive power with respect to 346,700 shares of the Company’s common stock; SOAM Holdings, LLC reported shared voting and dispositive power with respect to 267,800 shares.
(4)	Each person or entity listed reported shared voting and dispositive power with respect to 437,742 shares of the Company’s common stock on a Schedule 13D/A filed on October 3, 2012.
(5)	The foundation’s gift instrument requires that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock are voted on all proposals considered by stockholders of the Company.
(6)	On a Schedule 13G/A filed on February 14, 2012: Farley Capital II L.P., Stephen Farley LLC and Stephen L. Farley each reported shared dispositive and voting power with respect to 310,918 shares of the Company’s common stock; Farley Associates II LLC and Labrador Partners L.P. each reported shared dispositive and voting power with respect to 206,197 shares of the Company’s common stock; and FA Newfoundland LLC and Newfoundland Partners L.P each reported shared dispositive and voting power with respect to 70,967 shares of the Company’s common stock.

The following table provides information as of October 1, 2012 about the shares of Company common stock that may be considered to be beneficially owned by each director, named executive officer listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. Percentages are based on 4,803,251 shares of Company common stock issued and outstanding as of October 1, 2012.

Name	Number of Shares Owned		Percent of Common Stock Outstanding
Directors
Gary Martin	25,000	(1)	*
Alan D. Martin	25,000	(2)	*
Joseph A. Cowan	20,000		*
Ardith Heuton	7,500	(3)	*
Wayne A. Lehmann	4,000		*
John D. Martin	—		—
Frank J. Simutis	20,000		*
Dennis C. Wittenborn	48,411	(4)	1.01%
Rodney E. Yergler	25,000	(5)	*

Named Executive Officers Who Are Not Also Directors
Pamela J. Verkler	12,500		*
Walter H. Hasselbring, III	29,400	(6)	*

All directors and executive officers as a group (13 persons)	245,330		5.11%

*	Less than 1%.
(1)	Includes 5,000 shares held by Mr. Gary Martin’s spouse in her IRA account.
(2)	Includes 10,000 shares held in the IF Bancorp, Inc. Stock Fund through the Association’s 401(k) plan and 3,000 shares held by Mr. Alan Martin’s spouse in her IRA account.
(3)	Includes 3,000 shares held by Ms. Heuton’s spouse in his IRA account.
(4)	Includes 17,750 shares held by a corporation owned by Mr. Wittenborn and 1,261 shares held by his spouse in her IRA account.
(5)	Includes 10,000 shares held by Mr. Yergler’s spouse in her IRA account.
(6)	Includes 13,700 shares held in the IF Bancorp, Inc. Stock Fund through the Association’s 401(k) plan and 1,500 shares held by Mr. Hasselbring’s spouse in her IRA account.

Proposal 1 — Election of Directors

The Board of Directors of IF Bancorp is presently composed of nine members. The Board is divided into three classes with staggered three-year terms, with approximately one-third of the directors elected each year. All of the directors are independent as defined by Nasdaq rules except for Alan D. Martin, who is President and Chief Executive Officer of the Company.

Director Ardith Heuton, a member of the class of directors with terms expiring in 2014, and Dr. John D. Martin, a member of the class of directors with terms expiring in 2013, will each retire on the date of the 2012 Annual Meeting of Stockholders. Effective as of the date of the 2012 Annual Meeting, the number of directors comprising the full Board of Directors will be reduced to seven.

The nominees for election as directors at the 2012 Annual Meeting are Joseph A. Cowan, Gary Martin and Dennis C. Wittenborn, all of whom are current directors of the Company and the Association.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named below unless other instructions are provided. If any nominee is unable to serve, the proxy committee will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee’s biography is as of June 30, 2012.

Nominees for Election as Directors

The nominees standing for election are:

Joseph A. Cowan. Mr. Cowan has worked with Iroquois Paving Corporation since 1985, and was appointed President in 1996. Iroquois Paving Corporation is a heavy highway construction company employing approximately 150 people and with annual gross income of approximately $45 million. Mr. Cowan is very involved with industry associations, and served as President of The Association of General Contractors of Illinois in 2003. He holds a B.A. from Eureka College. Mr. Cowan’s business and management experience and knowledge of the local business community bring invaluable business insight to the Board. Director of Iroquois Federal since 2000 and director of IF Bancorp since its formation. Age 52.

Gary Martin. Mr. Martin has served as Chairman of the Board of Iroquois Federal since 2000. He graduated from the University of Illinois with a degree in Business Administration. He has 41 years of experience in the retail industry, including 33 years as owner of Scotchmons, a convenience store with two locations in Watseka, Illinois. Mr. Martin was named as one of the Top Illinois Retailers of the 20th Century in 2000. In 2003 he was named Illinois Retailer of the Year. He is the former Chairman of the Illinois Retail Merchants Association. His extensive business background and long-term experience managing the operations of a successful business enterprise provide the Board with general business acumen and insight in assessing strategic decisions involving Iroquois Federal. His Board tenure provides the Board with valuable institutional knowledge of the development of Iroquois Federal. Director of Iroquois Federal since 1985 and director of IF Bancorp since its formation. Age 63.

Dennis C. Wittenborn. Mr. Wittenborn has served as President and Chairman of Pizza Resources Corporation since 1993, as President of GRIF Corporation since 1997, as Managing Member of Wittenborn Enterprises L.L.C. since 2012, and as past President of Witmat Development Corporation from 1998 through 2010. He also served as President of Monical Pizza Corporation from 1987 through 1992. In addition, Mr. Wittenborn has served as a Director of the Iroquois Memorial Hospital and Resident Home Board since 1998 and as its Chairman since 2009. Mr. Wittenborn has successfully opened and operated numerous restaurants in Illinois and Indiana. He is a past Alderman of South Pekin, Illinois, and a past Charter President of the Jaycees, South Pekin, Illinois. Mr. Wittenborn has a strong background in marketing and finance, as well as extensive experience with computer networking systems and business software packages. His businesses and marketing experience assist the Board with matters relating to business generation and the business community that we serve. Director of Iroquois Federal since 2000 and director of IF Bancorp since its formation. Age 58.

Directors Continuing in Office

The following directors have terms ending in 2013:

Frank J. Simutis. Mr. Simutis is an attorney and senior partner in Simutis Law Offices, P.C., in Watseka, Illinois. After five years of service with the United States Air Force, Mr. Simutis joined a Watseka law firm in 1976, with whom he practiced for more than 19 years. In 1996 he established his own law firm in Watseka, which currently has three attorneys. His practice includes representation of financial institutions, municipalities, insurance companies, local businesses, and numerous individual clients. During his career he has been a member of the Unit Nine School Board, a director of the Iroquois Industrial Development Association, the Planned Gifts Committee of Iroquois Memorial Hospital, and he has served as President of the Iroquois County Bar Association. He is a member of the Illinois and Arizona Bars. His legal expertise provides the Board with insight on legal matters involving Iroquois Federal. Director of Iroquois Federal since 2001 and director of IF Bancorp since its formation. Age 65.

Dr. Rodney E. Yergler. Dr. Yergler has operated his own dental practice in Crescent City, Illinois, since 1985. He is a member of the American Dental Association, the Illinois State Dental Association, the Kankakee District Dental Association and the American Academy of Implant Dentistry. Dr. Yergler has a B.S. in Biology from Wheaton College, and graduated cum laude from Loyola University School of Dentistry. He served for many years on the American Cancer Society Iroquois County Board and assisted with the Iroquois County Relay for Life for three years. He has also served as Superintendent for St. Peter’s Lutheran Church Sunday School and Church Council. Mr. Yergler’s business experience and involvement in the local community provide the Board with invaluable perspective regarding the business community that we serve. Director of Iroquois Federal since 1998 and director of IF Bancorp since its formation. Age 54.

The following directors have terms ending in 2014:

Alan D. Martin. Mr. Martin has served with Iroquois Federal since 1973 and has been our President and Chief Executive Officer since 1999. Mr. Martin spent eight years of his banking experience in the Danville and Vermilion county market for Iroquois Federal, giving him a broad prospective on the market area in which Iroquois Federal operates. He has a degree in Business Administration from Illinois State University. He is a CERTIFIED FINANCIAL PLANNER™ CERTIFICANT and holds a State of Illinois insurance license. Additionally, Mr. Martin is active in civic and charitable organizations in Illinois, and has significant ties to the community that support business generation by Iroquois Federal. His significant local banking experience and participation in industry trade groups provides the Board with a perspective on the day to day operations of Iroquois Federal and assists the Board in assessing the trends and developments in the financial industry on a local and national basis. Director of Iroquois Federal since 2001 and director of IF Bancorp since its formation. Age 61.

Wayne A. Lehmann. Mr. Lehmann has served as President of Iroquois Title Company, Watseka, Illinois, since 1991. He graduated from Eastern Illinois University with a B. S. in Finance. Mr. Lehmann has been active in our community as a member of the Kiwanis Club of Watseka and has served on the Board of Directors of the Watseka Area Chamber of Commerce. He has been a member of the Regional Board of School Trustees for more than 15 years. Mr. Lehmann is also active in his church, having served in many capacities. Mr. Lehmann’s experience in the real estate industry and involvement in the local community provide the Board with valuable perspective regarding the local real estate market. Director of Iroquois Federal since 1996 and director of IF Bancorp since its formation. Age 58.

Proposal 2 – Approval of the IF Bancorp, Inc. 2012 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the IF Bancorp, Inc. 2012 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of the Company and the Association with additional incentives to promote the growth and performance of the Company. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A. In the event of a conflict between the terms of this disclosure and the terms of the Equity Incentive Plan, the terms of the Equity Incentive Plan control.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 673,575 shares of the Company common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock unit awards, provided that the maximum number of shares of Company common stock that may be delivered pursuant to the exercise of stock options (all of which may be granted as incentive stock options) is 481,125 and the maximum number of shares of Company stock that may be issued as restricted stock awards or restricted stock units is 192,450.

The Equity Incentive Plan will be administered by members of the Company’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan. Except to the extent prohibited by applicable law, the rules of the stock exchange on which the Company stock trades, or as necessary to comply with the exemptive provisions of Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code, the Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of the Company, or a subsidiary of the Company, or as the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or a subsidiary of the Company, including the plan of any entity acquired by the Company or a subsidiary of the Company, provided, however, that the Committee is expressly prohibited from reducing the exercise price of an outstanding stock option through replacement grant or otherwise.

Eligibility

Employees and directors of the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Awards may be granted in a combination of incentive and non-statutory stock options, and/or restricted stock awards and restricted stock units, as follows.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of the Company common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of the Company’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if the Company’s common stock was not traded on such date, then on the last preceding date on which any reported sale of the Company common stock occurred, as of the close of the market in New York City and without regard to after-hours trading activity, or (ii) if the shares of common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. The only stock options available to non-employee directors are non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashier’s check, (ii) by tendering stock of the Company in satisfaction of the exercise price, (iii) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price, (iv) by a “cashless exercise” through a third party, or (v) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the

Committee as set forth in the Equity Incentive Plan or the award agreement. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock, except to the extent that the restricted stock award is intended to be performance-based compensation, in which case, the dividends will only be distributed to the extent the performance-based conditions are satisfied.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock; however, unlike a restricted stock award, no share of stock is transferred to the recipient until certain requirements or conditions associated with the award are satisfied or, if later, as specified by the Committee in the award agreement. Participants will have no voting rights with respect to restricted stock units, and unless the Committee determines otherwise, no dividends or dividend equivalent rights will be paid with respect to restricted stock units. If a restricted stock unit is intended to be performance-based compensation in accordance with Section 162(m) of the Internal Revenue Code, payment of dividend equivalent rights, if any, will also be conditioned on satisfaction of the applicable performance criteria. The limitation on the number of restricted stock awards available is also applicable to restricted stock units so that the issuance of a restricted stock award will reduce by an equivalent amount the number of restricted stock units available.

Prohibition Against Option Repricing. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the Equity Incentive Plan

The following limit applies to awards under the Equity Incentive Plan:

•

The maximum number of shares of stock that may be subject to stock options intended to be performance- based compensation under Code Section 162(m) granted to any one employee during any calendar year shall not exceed 120,281 shares.

•

The maximum number of shares of stock that may be available for award to non-employee directors is 202,072 shares (or 30% of the aggregate shares available under the plan). The maximum number of shares that may be subject to restricted stock awards (or restricted stock unit awards) and the maximum number of shares that may be subject to stock option awards under the Equity Incentive Plan shall not exceed 5% of the shares available for grant as restricted stock (or restricted stock units) and 5% of the shares available for grant as stock options, respectively, under the plan and the maximum number of shares that may be granted to non-employee directors, in the aggregate, shall not exceed 30% of the shares available for grant as restricted stock (or restricted stock units) and as stock options, respectively, under the plan.

To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options, restricted stock and restricted stock units, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, restricted stock and restricted stock units and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in stock options, restricted stock and restricted stock units.

Generally, all awards, except non-statutory stock options, granted under the Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of descent and distribution, pursuant to a trust established by the participant, or a qualified domestic relations order. The Committee will have the discretion to permit transfers of stock options (other than incentive stock options) to Immediate Family Members of participants, as defined in the Plan, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, provided that such transfers are not made for consideration to the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Incentive Plan upon the participant’s death.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, compensation that constitutes “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) is not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered “qualified performance-based compensation.” The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; net interest rate margin or net interest rate spread; growth in assets, loans or deposits; loan production volume; net charge offs; non-performing loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure net portfolio value; interest rate risk-sensitivity; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expense as a percentage of average assets; core deposits as a percentage of total deposits; net charge-off percentage; average percentage past due; classified assets to total assets; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “qualified performance-based compensation” and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

If the right to become vested in an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting, to the extent permitted by the Committee, upon the occurrence of certain events, including in the event of death, disability, or, following a change in control, involuntary termination of employment or termination of service as a director.

Any restricted stock or restricted stock unit designated as qualified performance-based compensation will vest only on the achievement of one or more performance measures as may be determined by the Committee, however, awards granted as performance based awards may accelerate and vest on death or disability. In addition, the performance criteria will be deemed to have been satisfied on the occurrence of a change in control.

The Committee may, in its discretion, grant awards to different persons that vest under different vesting schedules or different performance measures set forth in the Equity Incentive Plan.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or termination of service as a director following a change in control of the Company, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards and/or restricted stock units shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control will be deemed to have occurred upon the earliest to occur of the following: (a) there occurs a “change in control” of the Company or Iroquois Federal Savings and Loan Association, as defined or determined by either the Association’s primary federal regulator or under regulations promulgated by such regulator; (b) as a result of, or in connection with any merger or other business combination, sale of assets or contested election, wherein the the persons who were non-employee directors of the Association before such transaction or event cease to constitute a majority of the board of directors of the Association or Company or any successor to the Company or the Association; (c) the Association or Company transfers all or substantially all of its assets to another corporation or entity which is not an affiliate of the Association or Company; (d) the Association or Company is merged or consolidated with another corporation or entity and, as a result of such merger or consolidation, less than sixty percent (60%) of the equity interest in the surviving or resulting corporation is owned by the former shareholders or depositors of the Association or Company; or (e) the Association or Company sells or transfers more than a fifty percent (50%) equity interest in the Association to another person or entity which is not an affiliate of the Association or Company, excluding a sale or transfer to a person or persons who are employed by the Association or Company.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied in full as of the date of the change in control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, other than as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Incentive Plan at any time, retroactively or otherwise, to insure that the Equity Incentive Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this Annual Meeting. The Equity Incentive Plan will terminate after 10 years or, if sooner, when all shares reserved under the Equity Incentive Plan have been issued. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code), or in the event of the optionee’s death, such death occurs while employed or within three months of termination of employment.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that the stock is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the earlier of the vesting of shares subject to an award (at which point the shares become transferable) or the date on which the restricted stock is no longer subject to a substantial risk of forfeiture, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses. A participant who makes an election under Section 83(b) of the Internal Revenue Code (“an 83(b) election”) will include the fair market value of the restricted stock award in taxable income in the year of the grant date fair market value. Dividends paid on the restricted stock during the period the stock is subject to restrictions will be considered compensation income to the participant (or self-employment income with respect to a non-employee director) and the Company will be entitled to a corresponding income tax deduction.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income at the time of vesting, as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is distributed in the form of stock, ordinary income is recognized equal to the value of the share of stock on the date of distribution. A restricted stock unit does not have voting rights and will have dividend rights (or dividend equivalent rights) only if specified by the Committee at the time of grant. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made under Section 83(b) of the Internal Revenue Code.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy the minimum withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer)

named in the summary compensation table below (“covered employees”). Restricted stock awards and restricted stock units that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Performance-based compensation that meets the requirements of Section 162(m) of the Internal Revenue Code (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Restricted stock awards or restricted stock units that vest upon the attainment of performance measurements may also qualify as qualified performance-based compensation. Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation and ASC 505-50, Equity Based Payment to Non-Employees, the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted

The Board of Directors has adopted the Equity Incentive Plan. If the Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet promptly after such approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes to approve the Equity Incentive Plan, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2012 EQUITY INCENTIVE PLAN

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed BKD, LLP to be its independent registered public accounting firm for the 2013 fiscal year, subject to ratification by stockholders. A representative of BKD, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of BKD, LLP is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Fees

The following table sets forth the fees we paid to BKD, LLP for the fiscal years ended June 30, 2012 and 2011.

	2012		2011
Audit fees	$169,435		$77,480
Tax fees	$16,610		$7,525
All other fees	$37,880	(1)	$186,722	(2)

(1)	Consists of services provided in connection with Sarbanes-Oxley Section 404 review and documentation.
(2)	Consists of services provided in connection with the mutual-to-stock conversion of Iroquois Federal.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the year ended June 30, 2012, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Audit Committee Report

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning the independent registered public accounting firm’s independence, and has discussed such independence with the independent registered public accounting firm. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not ensure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2012, for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm, for the fiscal year ending June 30, 2013.

Audit Committee of the Board of Directors of

IF Bancorp, Inc.

Dennis C. Wittenborn, Chair

Gary Martin

Joseph A. Cowan

Rodney E. Yergler

Executive Officers

The Board of Directors annually elects the executive officers of IF Bancorp and Iroquois Federal, who serve at the Board’s discretion. Our executive officers are:

Name	Position
Alan D. Martin	President and Chief Executive Officer of IF Bancorp and Iroquois Federal

Pamela J. Verkler	Vice President, Chief Financial Officer and Treasurer of IF Bancorp and Iroquois Federal

Walter H. Hasselbring, III	Vice President and Chief Operating Officer of IF Bancorp and Iroquois Federal

Thomas J. Chamberlain	Vice President of IF Bancorp and Iroquois Federal

Terry W. Acree	Vice President of IF Bancorp and Iroquois Federal

Below is information regarding the Association’s executive officers who are not also directors. Ages presented are as of June 30, 2012.

Walter H. Hasselbring, III. Mr. Hasselbring joined Iroquois Federal in 1978 and currently serves as Vice President and Chief Operating Officer. He is responsible for the daily operations of the association, including ongoing risk management and development of new business opportunities. He also works directly with the Osage office and Iroquois Insurance, and oversees the marketing function. Mr. Hasselbring holds a B.S. degree in Business Administration with emphasis in both Management and Marketing and a minor in Economics from Olivet University, supported by educational development courses, training seminars, and key industry associations. Prior to being named Chief Operating Officer, Mr. Hasselbring served with Iroquois Federal as Vice President of Loans, Danville Branch Manager, and Marketing Officer, among other responsibilities. Mr. Hasselbring is directly involved in the communities served by Iroquois Federal, with service in key leadership roles for many organizations. In Danville, he has served as Chairman of Cross Point Human Services, President of Schlarman H.S. Board, member of the Board of Commissioners of Danville Housing Authority, Vice President of Danville Economic Development Corporation, President of Danville Youth Baseball, YMCA, and Boy Scouts. In Watseka he has served as a director and treasurer of ARC of Iroquois County, director and president of Iroquois Economic Development Association, and as a member of the Iroquois Memorial Hospital Business and Development Committee. Mr. Hasselbring currently serves as a director and vice chairman on the Illinois League of Financial Institutions. Age 56.

Thomas J. Chamberlain. Mr. Chamberlain has served as Vice President and Chief Lending Officer of Iroquois Federal since July of 2010. He has served with Iroquois Federal since July of 2004, when he joined the association as Vice President and Manager – Danville Office, with responsibility for the management and commercial loan activities of that office. Prior to his service with Iroquois Federal, Mr. Chamberlain worked with First Mid-Illinois Bank & Trust for over 18 years, managing branches, and working in their lending and trust/farm management departments. Mr. Chamberlain has an MBA from Eastern Illinois University and a Bachelor’s degree from the University of Illinois. He is a 2011 graduate of the ABA Stonier Graduate School of Banking, and is a graduate of the Illinois Agricultural Leadership Program. He has served as Chairman of the Illinois Bankers Association Ag Credit School, and as a member or Chairman of several committees for the Illinois and American Societies of Farm Managers and Rural Appraisers. He has served in the top leadership position of several community organizations including: Board Chair of United Way of Danville; Board Chair of Vermilion Advantage economic development organization; President of the Rotary Club of Tuscola; President of the Tuscola Chamber of Commerce; President of Main Street Tuscola; Grand Knight Mattoon Knights of Columbus; and, President Mid-Illinois Big Brothers/Big Sisters. Age 47.

Pamela J. Verkler. Ms. Verkler has been employed with Iroquois Federal since 1982, holding positions of staff accountant, Assistant Treasurer, and Treasurer, before her current position of Vice President and Chief Financial Officer. Ms. Verkler holds a Bachelors degree in Business from the University of Illinois. She has over 29 years of experience in the financial services industry, and her responsibilities include supervision and oversight of the Accounting, Human Resources, and Investment areas. She also chairs the Asset/Liability Management Committee and has served as trustee of the company’s 401(k) plan. She is a member of the Financial Managers Society and the Society for Human Resource Management. Ms. Verkler has also served as Treasurer of the Iroquois County Community Unit School District 9 since 1999 and was the Watseka Band Booster President for three years. She has also been active in the American Cancer Society, serving as Relay For Life Accounting Chair for seven years and as Relay Team Captain for the past four years. She has also served as treasurer of the Iroquois Federal Foundation since its formation. Age 52.

Terry W. Acree. Mr. Acree has served as Vice President and Chief Retail Banking Officer of Iroquois Federal since July of 2010. He joined Iroquois Federal in June of 2000 as a Vice President of Operations. Mr. Acree is also Iroquois Federal’s Bank Secrecy Act Officer and Security Officer, and is a member of the Asset/Liability Management Committee, IT committee, employee benefits committee, and compliance committee. Prior to joining Iroquois Federal, Mr. Acree served as a vice president at other financial institutions and has over 36 years of banking experience. Mr. Acree has a Bachelor of Business degree from Western Illinois University. He has been active in many community organizations. He has served on the Iroquois Memorial Hospital Board for 13 years, including 10 years as Chairman. He has also served as president of the Kiwanis Club of Watseka and has been an active member for over 30 years. He is past president of the Watseka Area Chamber of Commerce and the Iroquois Industrial Development Association, and has been a member of the Iroquois Memorial Hospital Development Council for over 20 years. Mr. Acree was the Watseka Citizen of the Year for 1992. Age 58.

Executive Compensation

Summary Compensation Table

The following information is provided for our Chief Executive Officer and two other most highly compensated executive officers who received compensation totaling $100,000 or more for the year ended June 30, 2012, referred to herein as the “named executive officers.”

Summary Compensation Table For the Year Ended June 30, 2012
Name and principal position	Year	Salary ($)	Bonus ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
Alan D. Martin President and Chief Executive Officer	2012 2011	286,000 277,190	93,713 —	— 91,767	— —	107,837 90,480	487,550 459,437
Pamela J. Verkler Vice President and Chief Financial Officer	2012 2011	150,000 142,313	41,456 —	— 42,694	— —	59,901 45,082	251,357 230,089
Walter H. Hasselbring, III Vice President and Chief Operating Officer	2012 2011	150,000 140,000	43,257 —	— 36,750	— —	53,301 37,407	246,558 214,157

(1)	Details of the amounts reported in the “All Other Compensation” column for 2012 are provided in the table below. Amounts do not include perquisites, which did not total in the aggregate more than $10,000 for any of the named executive officers.

	Alan D. Martin	Pamela J. Verkler	Walter H. Hasselbring, III
401(k) Matching	$3,063	$2,409	$2,334
401(k) Profit Sharing	36,750	28,904	28,013
ESOP	16,183	12,728	12,335
Life Insurance/AD&D Premium	461	461	461
LTD Insurance Premium	978	513	513
Medical/Dental Insurance Premium	13,458	13,711	7,294
Cell Phone	1,174	1,175	1,181
Club Dues	1,945	0	1,170
Director Fees	33,825	0	0

Total	$107,837	$59,901	$53,301

Employment Agreements

Iroquois Federal Savings and Loan Association and IF Bancorp, Inc. each have entered into an employment agreement with Mr. Alan D. Martin, our President and Chief Executive Officer, effective July 7, 2011. The Iroquois Federal agreement and the IF Bancorp agreement each provide for a three-year term, subject to annual renewal by the disinterested members of the Board of Directors. Prior to each such renewal, the disinterested members of the Board of Directors will conduct a comprehensive performance evaluation for purposes of determining whether to extend the agreements. Although the agreements are substantially similar and each requires payments to the executive under certain circumstances, there will be no duplication of benefits. Any payment made under the Iroquois Federal agreement will be subtracted from the same payment required under the IF Bancorp, Inc. agreement.

The base salary under Mr. Martin’s employment agreement is $286,000. The Boards of Directors will review the rate of Mr. Martin’s base salary annually, and may maintain or increase (but not decrease) his base salary. In addition to base salary, the agreements provides for, among other things, the executive’s right to participate in discretionary bonuses or other incentive compensation programs and employee benefit plans and to receive perquisites applicable to executive management. If we terminate Mr. Martin without cause or if he terminates voluntarily under specified circumstances that constitute good reason (as defined in the agreements), Mr. Martin will be entitled to three times (i) base salary and (ii) the highest incentive compensation paid to him during the prior three years and the value of all employee benefits that would have been provided for the 36-month period following the his termination, had his employment not terminated. Such amounts will be paid in a lump sum payment. In addition, Mr. Martin will be entitled to participate in any life insurance, non-taxable medical, health, or dental arrangement, subject to the same premium contribution as prior to his termination, until the earlier of his death, his employment by another employer other than one in which he is the majority owner, or for the 36-month period immediately following his termination. In the event of a change in control followed by Mr. Martin’s dismissal or resignation due to a demotion, loss of title, office or significant authority, reduction in compensation or benefits, or relocation by more than 35 miles, or solely with respect to the employment agreement with IF Bancorp, Inc., upon Mr. Martin’s resignation within 90 days of the change in control for any reason, he will be entitled to the greater of the payments set forth above or three times his average annual compensation over the last five years, payable in a lump sum, plus, continued welfare benefits either provided under the Iroquois Federal plans for a period of up to the earlier of his death, employment by another employer other than one of which he is the majority owner, or the expiration of 36 months, or by payment of a cash lump sum payment equal to the cost of providing such benefits for up to 36 months. In addition, any memberships or automobile use shall be continued during the remaining unexpired term of the agreement (or if less, the maximum period permitted under Internal Revenue Code Section 409A without being considered deferred compensation). The payments required under the Iroquois Federal employment agreement in connection with a change in control will be reduced to the extent necessary to avoid an excess parachute payment. The IF Bancorp, Inc. agreement will not require a reduction in severance benefits on a termination of employment in connection with a change in control in the event of an excess parachute payment.

In the event of Mr. Martin’s death during the term of the agreements, Mr. Martin’s dependents will continue to receive non-taxable medical insurance benefits for a period of six months following his death. In the event of his disability (as construed in accordance with Internal Revenue Code Section 409A), the agreements provide that Mr. Martin will be entitled to 100% of his base salary for 180 days following his disability termination and 60% of his base salary following termination under the earlier of the date of his death or the date he attains age 65. Such payments will be reduced by any short or long-term disability benefits payable under any disability program to which he is entitled. To the greatest extent possible, Mr. Martin and his dependents will be covered under life and non-taxable medical and dental plans of Iroquois Federal, on the same terms as Mr. Martin participated prior to his disability termination.

Upon termination of Mr. Martin’s employment for cause, as defined in the agreement, he will receive no further compensation or benefits under the agreement.

Upon any termination of employment that would entitle Mr. Martin to a severance payment (other than a termination in connection with a change in control), he will be required to adhere to a one-year non-competition provision. We will agree to pay all reasonable costs and legal fees of Mr. Martin in relation to the enforcement of the employment agreement, provided he succeeds on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreement also provides for indemnification of Mr. Martin to the fullest extent legally permissible.

Change in Control Agreements

Iroquois Federal has entered into change in control agreements with Ms. Verkler and Mr. Hasselbring, effective July 7, 2011. Each of the agreements provides for a 24-month term, subject to annual renewal by the disinterested members of the Board of Directors. Prior to each such renewal, the disinterested members of the Board of Directors will conduct a comprehensive performance evaluation for purposes of determining whether to extend the agreements. In the event of a change in control (as defined in the agreement), each agreement will automatically renew for a term of 12 months following the effective date of the change in control. The agreements will terminate if the executive or Iroquois Federal terminates executive’s employment prior to a change in control. If, within 12 months after a change in control, we terminate the executive without cause or if the executive terminates voluntarily under specified circumstances that constitute good reason, including a material diminution in authority, duties or responsibilities, a material diminution in base salary, a relocation that increases the executive’s commute by more than 35 miles, or any other action or inaction by the bank or IF Bancorp, Inc. that would constitute a breach of the agreement, the executive will be entitled to a lump sum cash payment equal to two times the executive’s base salary and highest rate of bonus paid to the executive during the three years prior to termination, payable in a single lump sum within ten days following the termination of employment. In addition, the executive will be entitled to continue participation in life insurance, non-taxable medical, vision, and dental coverage, subject to the same terms and conditions as prior to the executive’s termination of employment. Such coverage will cease 24 months after the executive’s termination. In the event the provision or payment of such benefit would subject Iroquois Federal to excise taxes or penalties, Iroquois Federal will pay to the executive a cash lump sum payment equal to the cost of providing such benefits. The payments required under the change in control agreements will be reduced to the extent necessary to avoid an excess parachute payment. Payments under the agreements will be paid from the general funds of Iroquois Federal; IF Bancorp, Inc., however, will guarantee the payments due under the agreements. We will agree to pay all reasonable costs and legal fees of the executive in relation to the enforcement of the change in control agreements, provided the executive succeeds on the merits in a legal judgment, arbitration proceeding or settlement.

Annual Incentive Plan

In the fiscal year ended June 30, 2012, Iroquois Federal entered into the Iroquois Federal Annual Incentive Plan (the “Incentive Plan”). The Incentive Plan provides the opportunity to earn an incentive award to employees who have been designated by the committee administering the Incentive Plan as eligible to participate and who have been approved by the Iroquois Federal board of directors, based upon attainment of specified objectives, determined periodically by the Iroquois Federal board of directors, provided that Iroquois Federal achieves a minimum acceptable return to shareholders. After achievement of the minimum acceptable return to shareholders, Iroquois Federal may contribute a percentage of Iroquois Federal’s earnings above the minimum acceptable return to an eligible participant incentive pool to be used to fund awards to participants under the Incentive Plan. The Incentive Plan operates through annual performance periods in rolling three-year performance cycles. During the first two years of the Incentive Plan, the Iroquois Federal board of directors, in its sole discretion, may provide for the payment to a participant of a portion of an award prior to the end of the performance cycle, which otherwise would have been payable at the end of the performance cycle. Payment of any award under the Incentive Plan is conditioned upon Iroquois Federal’s financial capacity to fund the payment. If Iroquois Federal is not financially capable of funding the payment of an award at the time it is due, the payment may be reduced or eliminated. The award for each participant is based on the participants’ compensation and the objectives determined by the Iroquois Federal board of directors. Although the award is intended to be considered non-equity incentive compensation, since the board of directors has the ability to make partial payments during the first two years of the plan rather than at the end of the three-year performance period, the award paid for the 2012 fiscal year has been set forth in the bonus column of the summary compensation table.

Generally, a participant must be employed by Iroquois Federal or IF Bancorp on the date that the amounts credited to the participant’s account are distributed to the participant. In the year in which a participant retires, dies, becomes disabled, or has an involuntary separation from service without cause or resigns for good reason (as defined in the Incentive Plan), special vesting provisions apply and generally would permit a payment to the participant for the performance cycle that would end in that year, provided that all performance measures are attained by the participant for such performance cycle, and in the case of the participant’s retirement, the participant worked at least six months during the Incentive Plan year in which he or she retires. In the event of a change in control (as defined in the Incentive Plan) all unvested awards will become fully vested and will be paid in a lump sum within 30 days after the effective date of the change in control. In the event of separation from service for cause, all vested and unvested awards will expire as of the date of the separation from service.

In the event the Iroquois Federal board of directors determines that a participant has engaged in fraud or willful misconduct that caused or contributed to the need for a material restatement of IF Bancorp’s financial results, the board of directors will review all awards previously awarded to or earned by the participant on the basis of performance during the fiscal periods materially affected by the restatement and may, to the extent permitted by law, recoup from the participant or from the participant’s incentive account any portion of awards as it deems appropriate after review of all relevant facts and circumstances.

401(k) Plan

Iroquois Federal maintains the Iroquois Federal 401(k) Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). Employees who have completed one year of service are eligible to enter the plan on July 1 or January 1 coincident with or next following the date on which the employee meets the eligibility requirement. Union employees and non-resident aliens are not eligible to participate in the 401(k) Plan.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2012, the salary deferral contribution limit is $16,500, provided, however, that a participant over age 50 may contribute an additional $5,500 to the 401(k) Plan. In addition to salary deferral contributions, Iroquois Federal may, in its discretion, make matching contributions and discretionary non-elective contributions. Non-elective contributions are allocated in accordance with an age- and years-of-service-weighted formula. A participant is always 100% vested in his or her salary deferral contributions and rollover contributions. Non-elective contributions and matching contributions are subject to a 6-year graded vesting schedule in which such amounts vest at the rate of 20% each year after two years of service until the participant is 100% vested upon completion of six years of service. The employer discretionary contributions become fully vested upon the participant’s attainment of normal retirement age, in the event of death or disability. A participant may receive in-service distributions from all contribution accounts upon attainment of age 59 1/2. In the event a participant terminates employment before reaching age 62 and has an account balance exceeding $1,000 but not exceeding $5,000, the account balance will be rolled over to an individual retirement account selected by the Plan administrator. Amounts of $5,000 or more will be distributed in a lump sum.

Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options, including a certificate of deposit in Iroquois Federal. In connection with the conversion, the 401(k) Plan was amended to permit participants to set up individual brokerage accounts in the 401(k) Plan for the purpose of purchasing IF Bancorp, Inc. common stock in the offering and afterwards, provided, that a participant may not use more than 90% of his or her account balance to purchase common stock in IF Bancorp, Inc. in the offering or afterwards.

Employee Stock Ownership Plan

In connection with the conversion and stock offering completed on July 7, 2011, Iroquois Federal adopted an employee stock ownership plan for eligible employees. Employees who have attained age 21 and have completed 1,000 hours of service during a continuous 12-month period will begin participation in the employee stock ownership plan on the earlier of the effective date of the employee stock ownership plan or the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

The employee stock ownership plan trustee purchased, on behalf of the employee stock ownership plan, 8% of the total number of shares of IF Bancorp, Inc. common stock issued in the offering and contributed to the charitable foundation. The employee stock ownership plan funded its stock purchase with a loan from IF Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Iroquois Federal’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 20-year term of the loan.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will become vested in his or her account balance at a rate of 20% per year.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares, allocated shares for which participants do not provide instructions on any matter and shares for which the participant votes to “abstain” in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Director Compensation

Each individual who serves as a director of Iroquois Federal receives an annual retainer of $33,825, except the Chairman of the Board receives an annual retainer of $69,000 and the Chairman of the Audit Committee receives a retainer of $41,000.

Each person who serves as a director of IF Bancorp, Inc. also serves as a director of Iroquois Federal and earns director and committee fees only in his or her capacity as a Board or committee member of Iroquois Federal.

The following table sets forth for the year ended June 30, 2012 certain information as to the total remuneration we paid to our directors other than Mr. Alan D. Martin, who is also our President and Chief Executive Officer. Information with respect to director fees paid to Mr. Alan D. Martin is included below in “—Executive Officer Compensation—Summary Compensation Table.”

Directors Compensation Table For the Year Ended June 30, 2012
Name	Fees earned or paid in cash ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Gary Martin	69,000	—	—		69,000
Dennis C. Wittenborn	41,000	—	—		41,000
John D. Martin	33,825	—	—		33,825
Wayne A. Lehmann	33,825	—	—		33,825
Rodney E. Yergler	33,825	—	—		33,825
Joseph A. Cowan	33,825	—	—		33,825
Frank J. Simutis	33,825	—	27,288	(1)	61,113
Ardith Heuton	33,825	—	—		33,825

(1)	This amount reflects attorneys’ fees and expenses paid to Mr. Simutis in his capacity as counsel to Iroquois Federal.

Director’s Non Qualified Retirement Plan

Iroquois Federal maintains a Directors’ Non Qualified Retirement Plan, which was amended and restated on October 10, 2006. The purpose of the plan is to provide a retirement benefit to directors and directors emeriti of Iroquois Federal. Upon a director’s termination of service on or after normal retirement age (age 72), the director will be entitled to the average annual cash compensation received for the three years prior to retirement, payable in monthly installments over a ten-year period. In the event of a director’s retirement on or after his or her early retirement date (the later of age 65 or the date the director has continuously been elected to the Board of Directors for ten years), the director will be entitled to his or her accrual balance (as defined in the plan), payable over a ten-year period, in monthly installments. In the event of the director’s termination of service due to disability, the director will receive his or her accrual balance, payable over a ten-year period, in monthly installments. In the event a director leaves the Board of Directors for any reason within 24 months after a change in control, the director will be paid his or her accrual balance in one lump sum within three days after the director’s removal from the Board of Directors. In the event a change in control occurs while the director is receiving normal or early retirement benefits, or disability benefits, the director will receive the remaining benefits in a single lump sum payment within three days after the change in control. In the event of the director’s death during active service, Iroquois Federal will pay a death benefit equal to the accrual balance as of the last day of the plan year immediately preceding the date of the director’s death; payment will be made within 30 days after the director’s death. In the event of a director’s death after the director is entitled to benefits but before payments commence, or after benefits commence but before the director has received all benefit payments, benefits will be paid to the director’s beneficiary in the same amounts as would have been made to the director, had the director survived.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in IF Bancorp common stock during the year ended June 30, 2012.

Transactions with Related Persons

Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Notwithstanding this rule, federal regulations permit the Association to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all Association employees and does not give preference to any executive officer or director over any other employee. Iroquois Federal maintains loan programs whereby employees, including executive officers and directors, may obtain loans with a one percent interest rate discount and Iroquois Federal will also waive the loan origination fee on new mortgage loans. The following information is furnished for loans to executive officers and directors under these loan programs during fiscal 2012 and 2011.

Name	Position	Nature Of Loan	Largest Aggregate Balance from 7/1/11 to 6/30/12	Interest Rate	Principal Balance at 6/30/12	Principal Paid 7/1/11 to 6/30/12	Interest Paid 7/1/11 to 6/30/12

Gary Martin	Chairman	Mortgage	$119,943.25	2.500%	$116,196.84	$3,746.41	$2,955.84
	Chairman	Consumer	20,665.00	2.250	16,705.80	3,959.20	414.56
	Chairman	Consumer	13,998.02	4.250	11,901.84	2,096.18	580.37
	Chairman	HELOC	22,538.00	2.500	14,500.00	8,038.00	411.83

			177,144.27		159,304.48	17,839.79	4,362.60

Joseph A. Cowan	Director	Mortgage	136,163.32	3.500	130,539.60	5,623.72	4,675.66
	Director	Consumer	4,973.48	3.250	—	4,973.48	33.58
	Director	Consumer	21,472.15	5.000	17,367.65	4,104.50	982.66
	Director	Consumer	20,924.00	4.250	18,873.76	2,050.24	587.76

Ardith Heuton	Director	HELOC	148,247.44	2.000	113,498.56	34,748.88	2,871.12

			148,247.44		113,498.56	34,748.88	2,871.12

John D. Martin, Jr.	Director	Mortgage	100,564.25	4.750	84,324.24	16,240.01	4,685.36
	Director	Consumer	31,363.00	4.500	—	31,363.00	698.02
	Director	Consumer	12,542.83	3.250	7,928.84	4,613.99	386.01
	Director	Consumer	48,707.65	2.000	46,326.01	2,381.64	222.27
	Director	Consumer	8,433.99	4.750	—	8,433.99	200.72

			201,611.72		138,579.09	63,032.63	6,192.38

Frank J. Simutis	Director	Mortgage	75,196.12	2.750	59,587.36	15,608.76	1,872.12
	Director	Consumer	10,166.69	5.000	2,079.22	8,087.47	325.85
	Director	HELOC	62,182.62	2.500	57,404.21	4,778.41	1,487.87

			147,545.43		119,070.79	28,474.64	3,685.84

Dennis C. Wittenborn	Director	Mortgage	286,040.16	2.000	267,252.29	18,787.87	6,736.13
	Director	Consumer	21,098.62	2.000	14,900.84	6,197.78	491.26
	Director	Consumer	35,342.57	2.000	22,775.78	12,566.79	633.21
	Director	Consumer	40,000.00	2.000	33,176.33	6,823.67	376.33
	Director	HELOC	30,796.06	2.000	—	30,796.06	188.80

			413,277.41		338,105.24	75,172.17	8,425.73

Rodney E. Yergler	Director	Mortgage	121,235.38	2.750	106,105.51	15,129.87	3,144.21
	Director	Consumer	30,491.66	5.000	29,225.22	1,266.44	1,502.68
	Director	Consumer	18,254.17	5.000	5,268.39	12,985.78	620.18
	Director	Consumer	4,935.79	3.750	—	4,935.79	44.49
	Director	Consumer	46,208.12	2.250	—	46,208.12	165.30
	Director	Consumer	43,000.00	2.000	33,110.73	9,889.27	510.73
	Director	HELOC	32,178.34	2.750	28,805.05	3,373.29	604.15

			296,303.46		202,514.90	93,788.56	6,591.74

Thomas J. Chamberlain	VP-CLO	Mortgage	218,423.52	2.250	208,839.62	9,583.90	4,816.10
	VP-CLO	Consumer	39,124.51	2.000	30,382.12	8,742.39	857.61
	VP-CLO	HELOC	22,500.00	2.250	22,500.00	—	501.85

			280,048.03		261,721.74	18,326.29	6,175.56

Walter Hasselbring	VP-COO	Mortgage	388,973.45	2.500	379,230.10	9,743.35	8,501.05
	VP-COO	Student	47,893.94	2.000	44,015.49	3,878.45	1,371.55
	VP-COO	Student	11,880.95	2.000	10,671.82	1,209.13	290.87
	VP-COO	Student	23,953.09	2.000	21,963.34	1,989.75	685.25
	VP-COO	Consumer	47,934.73	2.000	42,677.96	5,256.77	1,105.58
	VP-COO	HELOC	38,303.28	2.000	38,303.28	—	767.53

			558,939.44		536,861.99	22,077.45	12,721.83

(1)	HELOC – Home equity loan or line of credit.

Name	Position	Nature Of Loan	Largest Aggregate Balance from 7/1/10 to 6/30/11	Interest Rate	Principal Balance at 6/30/11	Principal Paid 7/1/10 to 6/30/11	Interest Paid 7/1/10 to 6/30/11

Gary Martin	Chairman	Mortgage	$123,363.30	2.500%	$119,943.25	$3,420.05	$3,660.07
	Chairman	Consumer	20,665.00	2.250	20,665.00	—	—
	Chairman	Consumer	17,000.00	4.250	13,998.02	3,996.98	740.58
	Chairman	HELOC	27,200.00	2.500	22,538.00	4,662.00	806.84

			188,228.30		177,144.27	12,079.03	5,207.49

Joseph A. Cowan	Director	Mortgage	145,412.37	3.500	136,163.32	9,249.05	4,961.80
	Director	Consumer	16,600.06	3.250	4,973.48	11,626.58	373.42
	Director	Consumer	25,378.43	5.000	21,472.15	3,906.28	1,180.88

			187,390.86		162,608.95	24,781.91	6,516.10

Ardith Heuton	Director	Consumer	210,000.00	3.250	—	210,000.00	6,522.81
	Director	HELOC	190,476.80	2.250	148,247.44	29,210.25	4,320.33

			400,476.80		148,247.44	239,210.25	10,843.14

John D. Martin, Jr.	Director	Mortgage	113,418.39	4.750	100,564.25	12,854.14	4,686.02
	Director	Consumer	38,838.98	4.500	31,363.00	7,475.98	1,643.86
	Director	Consumer	19,135.00	3.250	12,542.83	6,592.18	1,012.00
	Director	Consumer	16,000.00	4.750	8,433.99	7,566.01	358.99

			187,392.37		152,904.07	34,488.31	7,700.87

Frank J. Simutis	Director	Mortgage	90,381.97	2.750	75,196.12	15,185.85	2,295.03
	Director	Consumer	17,860.82	5.000	10,166.69	7,694.13	719.19
	Director	HELOC	68,824.18	2.500	61,516.34	7,307.84	2,490.91

			177,066.97		146,879.15	30,187.82	5,505.13

Dennis C. Wittenborn	Director	Mortgage	303,398.52	3.000	286,040.16	17,358.36	8,857.64
	Director	Consumer	26,999.78	3.250	21,098.62	5,901.16	787.88
	Director	Consumer	37,311.00	2.250	35,342.57	1,968.43	136.57
	Director	HELOC	36,401.50	5.000	15,518.06	20,883.44	454.50

			404,110.80		357,999.41	46,111.39	10,236.59

Rodney E. Yergler	Director	Mortgage	134,681.92	2.750	121,235.38	14,622.46	4,563.83
	Director	Consumer	30,491.66	5.000	30,491.66	—	2,253.02
	Director	Consumer	29,896.41	5.000	18,254.17	12,653.40	1,256.63
	Director	Consumer	15,336.42	3.750	4,935.79	10,400.63	399.37
	Director	Consumer	46,208.12	2.250	46,208.12	—	—
	Director	HELOC	25,130.13	2.750	24,674.07	456.06	503.33

			281,744.66		245,799.19	38,132.55	8,976.18

Thomas J. Chamberlain	VP-CLO	Mortgage	219,766.54	2.250	218,423.52	1,343.02	6,063.40
	VP-CLO	Consumer	5,049.33	5.000	—	5,049.33	159.62
	VP-CLO	Consumer	2,963.83	4.000	—	2,963.83	29.64
	VP-CLO	Consumer	44,750.00	2.750	39,124.61	5,625.49	774.51
	VP-CLO	HELOC	27,500.00	2.250	22,500.00	5,000.00	773.04

			300,029.70		280,048.13	19,981.67	7,800.21

Walter Hasselbring	VP-COO	Mortgage	392,000.00	2.500	388,973.45	3,026.55	7,889.14
	VP-COO	Student	49,696.26	3.000	47,893.94	1,891.38	1,660.62
	VP-COO	Student	12,912.18	3.000	11,880.95	1,031.23	343.77
	VP-COO	Student	24,854.00	3.000	23,953.09	900.91	593.34
	VP-COO	Consumer	60,000.00	2.750	47,934.73	12,065.27	1,114.49
	VP-COO	HELOC	33,500.00	2.500	33,500.00	—	167.72

			572,962.44		554,136.16	18,915.34	11,769.08

(1)	HELOC – Home equity loan or line of credit.

From time to time, Iroquois Federal also makes loans and extensions of credit, directly and indirectly, to its executive officers and directors that are not part of the loan programs discussed above. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Iroquois Federal, and do not involve more than the normal risk of collectibility or present other unfavorable features.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of IF Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of IF Bancorp must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of IF Bancorp. Such potential conflicts of interest include, but are not limited to, the following: (i) IF Bancorp conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with IF Bancorp.

Nominating Committee Procedures

General

It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company located at 201 East Cherry Street, Watseka, Illinois 60970:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•

The name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

The name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•	A statement of the candidate’s business and educational experience;

•	Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating Committee at least 180 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by Iroquois Federal. The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Nominating Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

Qualifications

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include an age restriction, a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating Committee will then evaluate the following criteria in selecting nominees:

•	financial, regulatory and business experience;

•	familiarity with and participation in the local community;

•	integrity, honesty and reputation in connection with upholding a position of trust with respect to customers;

•	dedication to the Company and its stockholders; and

•	independence.

The Committee will also consider any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. We do not maintain a specific diversity policy, but diversity is considered in our review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 14, 2013. If next year’s annual meeting is held on a date more than 30 calendar days from November 19, 2013, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 80 days before the date of the annual meeting. However, if less than 90 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to IF Bancorp, Inc., 201 East Cherry Street, Watseka, Illinois 60970. Communications to the Board of Directors should be in the care of Beth A. Warren, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Gary Martin, the Chair of the Corporate Governance Committee of the Board of Directors. It is in the discretion of the Corporate Governance Committee whether any communication sent to the full Board should be brought before the full Board.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company will pay AST Phoenix Advisors, a proxy solicitation firm, a fee of $5,500 to assist the Company in soliciting proxies.

The Company’s Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Beth A. Warren
Corporate Secretary

Watseka, Illinois

October 12, 2012

APPENDIX A

IF BANCORP, INC.

2012 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this IF Bancorp, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of IF Bancorp, Inc., a Maryland corporation (the “Company”), and its Subsidiaries, including Iroquois Federal Savings and Loan Association (the “Association”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is November 19, 2012, the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock. Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Compensation Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash.

Section 2.2 Stock Options

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option using a portion of shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.5 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between IF Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the IF Bancorp, Inc. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of IF Bancorp,

Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. Unless the Committee determines otherwise, no dividends (or Dividend Equivalent Rights) shall be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria.

Section 2.5 Performance-Based Compensation. The vesting of any Restricted Stock Award or Restricted Stock Unit Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Options also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a) Performance Measures. Such performance measures may be based on any one or more of the following:

(i) basic earnings per share;

(ii) basic cash earnings per share;

(iii) diluted earnings per share;

(iv) core earnings per share;

(v) diluted cash earnings per share;

(vi) net income or net income before taxes;

(vii) cash earnings;

(viii) net interest income;

(ix) non-interest income;

(x) general and administrative expense to average assets ratio;

(xi) cash general and administrative expense to average assets ratio;

(xii) efficiency ratio;

(xiii) cash efficiency ratio;

(xiv) return on average assets;

(xv) core return on average assets;

(xvi) cash return on average assets;

(xvii) core return on equity;

(xviii) return on average stockholders’ equity;

(xix) cash return on average stockholders’ equity;

(xx) return on average tangible stockholders’ equity;

(xxi) cash return on average tangible stockholders’ equity;

(xxii) core earnings;

(xxiii) operating income;

(xxiv) operating efficiency ratio;

(xxv) net interest margin;

(xxvi) net interest rate margin or net interest rate spread;

(xxvii) growth in assets, loans, or deposits;

(xxviii) loan production volume;

(xxix) net charge offs;

(xxx) non-performing loans;

(xxxi) classified loans;

(xxxii) cash flow;

(xxxiii) capital preservation (core or risk-based);

(xxxiv) interest rate risk exposure net portfolio value;

(xxxv) interest rate risk sensitivity;

(xxxvi) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxvii) stock price (including, but not limited to, growth measures and total shareholder return);

(xxxviii) operating expenses as a percentage of average assets;

(xxxix) core deposits as a percentage of total deposits;

(xl) net charge off percentage;

(xli) average percentage past due;

(xlii) classified assets to total assets; or

(xliii) any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c) Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate of twenty percent (20%) per year, with the first installment vesting on the one year anniversary of the date of grant and succeeding installments vesting on the annual anniversaries thereafter. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant’s death, disability, Retirement or following a Change in Control, the Participant’s Involuntary Termination of Employment or Termination of Service for a Director. Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting. Unless otherwise provided by the Committee, with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

Section 2.7 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Association and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, Retirement, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, and any Restricted Stock Award and Restricted Stock Unit Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Unit Awards granted to a Participant that has not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, and if specifically provided by the Committee, upon Retirement (except in the case of Awards subject to performance-based vesting conditions under Section 2.5 hereof) all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Unit Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Vested Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Six Hundred Seventy-Three Thousand Five Hundred Seventy-Five (673,575) shares of Stock, Four Hundred Eighty-One Thousand, One Hundred Twenty-Five (481,125) shares of Stock of which are eligible to be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) and One Hundred Ninety-Two Thousand Four Hundred Fifty (192,450) shares of Stock that may be issued under the Plan as Restricted Stock Awards or Restricted Stock Unit Awards. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of Stock Options, Restricted Stock or Restricted Stock Units, the number of shares of Stock available for the granting of additional Stock Options, Restricted Stock and Restricted Stock Units shall be reduced by the number of shares of Stock in respect of which the Stock Options, Restricted Stock or Restricted Stock Units is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (3) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

(c) Grants to Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options intended to be performance-based compensation under Code Section 162(m) granted to any one Employee Participant pursuant to this Section 3.2 during any calendar year shall not exceed One Hundred Twenty Thousand Two Hundred Eighty-One (120,281).

(d) Grants to Non-Employee Directors. The maximum number of shares of Stock that are available for Awards to non-employee Directors is Two Hundred Two Thousand Seventy-Two (202,072) shares or thirty percent (30%) of the shares available for award under the Plan. The maximum number of shares of Stock that may be granted as Restricted Stock Awards or Restricted Stock Unit Awards to any one non-employee Director shall be Nine Thousand Six Hundred Twenty-Three (9,623), which represents five percent (5%) of the shares available for grant as Restricted Stock or Restricted Stock Units under the Plan and the maximum number of shares that may be granted to non-employee Directors as Restricted Stock or Restricted Stock Units, in the aggregate, shall be Fifty-Seven Thousand Seven Hundred Thirty Six, which represents thirty (30%) of the shares available for grant as Restricted Stock or Restricted Stock Units under the Plan. The maximum number of shares of Stock that may be granted as Stock Options to any one non-employee Director shall be Twenty-Four Thousand Fifty-Six (24,056), which represents five percent (5%) of the shares available for grant as Stock Options under the Plan and the maximum number of shares of Stock that may be available for grant as Stock Options to non-employee Directors in the aggregate, shall be One Hundred Forty-Four Thousand Three Hundred Thirty-Six (144,336), which represents thirty (30%) of the shares available for grant as Stock Options under the Plan.

Section 3.3 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock and Restricted Stock Units, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Association and an Employee:

(a) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), provided however that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control.

(b) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), following a Change in Control, all Restricted Stock Awards and Restricted Stock Unit Awards then held by the Participant shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) There occurs a “Change in Control” of the Association or Company, as defined or determined by either the Association’s or Company’s primary federal regulator or under regulations promulgated by such regulator;

(b) As a result of, or in connection with, any merger or other business combination, sale of assets or contested election, wherein the persons who were non-employee directors of the Association before such transaction or event cease to constitute a majority of the Board of Directors of the Association or Company or any successor to the Company or Association;

(c) The Association or Company transfers all or substantially all of its assets to another corporation or entity which is not an affiliate of the Association or Company;

(d) The Association or Company is merged or consolidated with another corporation or entity and, as a result of such merger or consolidation, less than sixty percent (60%) of the equity interest in the surviving or resulting corporation is owned by the former shareholders or depositors of the Association or Company; or

(e) The Association or Company sells or transfers more than a fifty percent (50%) equity interest in the Association to another person or entity which is not an affiliate of the Association or Company, excluding a sale or transfer to a person or persons who are employed by the Association or Company.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and, except with respect to Awards issued with performance-based vesting conditions under Section 2.5 hereof, to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock and Restricted Stock Units shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock or Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located within thirty (30) miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock or Restricted Stock Units or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Association’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n) “Dividend Equivalent Rights” means the right, associated with a share of Restricted Stock or a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(r) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(t) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than fifty (50) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(vi) any other action or inaction that constitutes a material breach by the Association of this Agreement.

(u) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(v) “Incumbent Directors” means:

(I) the individuals who, on the date hereof, constitute the Board; and

(II) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

(w) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(x) “ISO” has the meaning ascribed to it in Section 2.1(a).

(y) “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(z) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(aa) “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(bb) “Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.4.

(cc) “Restricted Period” has the meaning ascribed to it in Section 2.4(b)(iii).

(dd) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(ee) “SEC” means the United States Securities and Exchange Commission.

(ff) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg) “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(hh) “Stock” means the common stock of the Company, $0.01 par value per share.

(ii) “Stock Option” means an ISO or a Non-Qualified Option.

(jj) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(kk) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Association and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(mm) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Central Standard Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

IF BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

November 19, 2012

3:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of IF Bancorp, Inc. (the “Company”), consisting of Joseph A. Cowan and Frank J. Simutis, or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on November 19, 2012 at 3:00 p.m., local time, at the administrative office of Iroquois Federal Savings and Loan Association located at 204 East Cherry Street, Watseka, Illinois 60970, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Gary Martin, Joseph A. Cowan and Dennis C. Wittenborn

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the IF Bancorp, Inc. 2012 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of BKD, LLP as independent registered public accounting firm of IF Bancorp, Inc. for the fiscal year ending June 30, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the listed proposals. If other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Date:
SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY

IF BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

November 19, 2012

3:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of IF Bancorp, Inc. (the “Company”), consisting of Joseph A. Cowan and Frank J. Simutis, or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on November 19, 2012 at 3:00 p.m., local time, at the administrative office of Iroquois Federal Savings and Loan Association located at 204 East Cherry Street, Watseka, Illinois 60970, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on the reverse side of this proxy.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the listed proposals. If other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À                     FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL                    À

IF BANCORP, INC. – ANNUAL MEETING, NOVEMBER 19, 2012

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/7043

You can vote in one of three ways:

1.	Call toll free 1-888-296-0153 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at http://www.rtcoproxy.com/iroq and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

7043

REVOCABLE PROXY
☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	IF BANCORP, INC.	Annual Meeting of Shareholders NOVEMBER 19, 2012

	For	Withhold	For All Except		For	Against	Abstain
1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).	☐	☐	☐	2. The approval of the IF Bancorp, Inc. 2012 Equity Incentive Plan.	☐	☐	☐
					For	Against	Abstain
(01) Gary Martin, (02) Joseph A. Cowan and (03) Dennis C. Wittenborn				3. The ratification of the appointment of BKD, LLP as independent registered public accounting firm of IF Bancorp, Inc. for the fiscal year ending June 30, 2013.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.				Mark here if you plan to attend the meeting			☐
				Mark here for address change and note change			☐

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

¿	¿

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Telephone (using a Touch-Tone Phone); or

2.	By Internet; or

3.	By Mail.

A telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., November 19, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., November 19, 2012: 1-888-296-0153	Vote by Internet anytime prior to 3 a.m., November 19, 2012 go to http://www.rtcoproxy.com/iroq

Please note that the last vote received, whether by telephone, internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/7043

Your vote is important!